Concentration of Credit Risks	12 Months Ended
Dec. 31, 2016
Risks/Concentration of Credit Risks [Abstract]
CONCENTRATION OF CREDIT RISKS

18. CONCENTRATION OF CREDIT RISKS

As of December 31, 2016 and 2015, substantially all of the Company’s cash and cash equivalents were held by major financial institutions located in China and the US, which management believes are of high credit quality.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC as well as by the general state of the PRC’s economy. The business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

No customer accounted for more than 10% of total accounts receivable as of December 31, 2016 and 2015.